SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 5, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)



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Item 7.     Financial Statements and Exhibits.

           (c)    Exhibits.

                  Exhibit Number        Description

                  99.1 Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to the Company,
                                        (B) Sale of Shares and (C) Assumption
                                        and Assignment of Related Agreement.

                  99.2 Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to the Company, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A (Form of Purchase and Sale
                                        Agreement).*

Item 9.   Regulation FD Disclosure.

     As previously reported, on February 12, 2003, United Pan-Europe Communications N.V. (the "Company") filed a motion (the "Motion") with the United States Bankruptcy Court for the Southern District of New York, (the "U.S. Bankruptcy Court") for an order authorizing the transfer of shares of SBS Broadcasting S.A. ("SBS"), a joint stock company organized and existing under the laws of Luxembourg, to the Company from one of its non-debtor subsidiaries, and the sale by the Company of the SBS shares to a subsidiary of UnitedGlobalCom, Inc., the indirect parent of the Company. A copy of the Motion is attached as Exhibit 99.2 hereto and may also be obtained from the U.S. Bankruptcy Court's website located at http://www.nysb.uscourts.gov.


     On March 5, 2003, following a hearing, the U.S. Bankruptcy Court authorized the transfer of shares of SBS to the Company from one of its non-debtor subsidiaries, and the sale by the Company of the SBS shares to a subsidiary of UnitedGlobalCom, Inc. The Company intends to sell 6,000,000 common shares of SBS, representing a 21.2% ownership stake in SBS, for Euro 100,000,000. Following the hearing and the issuance of the order, the parties will execute the Purchase and Sale Agreement (the "Sale Agreement").

     It is anticipated that the proposed sale of the SBS shares will be on substantially the terms and conditions set forth in the Sale Agreement. The material provisions of the Sale Agreement are as follows:

     GENERAL TERMS:           The Company shall sell and convey the SBS shares
                              to the purchaser and the purchaser shall purchase the SBS shares from the Company.

     PURCHASE PRICE:          The purchase price for the SBS Shares shall be

___________________
* Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the SEC on February 14, 2003.

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                              euro 100,000,000 in cash on closing.

     CONDITIONS:              The sale of the SBS shares is subject to, inter
                              alia, the entry of the U.S. Bankruptcy Court's order approving the sale.

     CLOSING: The closing of the sale shall take place two business days before the Effective Date (as defined in the Second Amended Chapter 11 Plan of Reorganization jointly proposed by the Company and New UPC, Inc. ("New UPC"), dated January 7, 2003 and filed with the U.S. Bankruptcy Court on January 9, 2003 (the "Second Amended Plan"), as modified by the First Modifications to the Second Amended Plan, filed with the U.S. Bankruptcy Court on February 19, 2003 (the "Modifications," and the Second Amended Plan, as modified by the Modifications, the "U.S. Plan"), unless an earlier date is specified by the purchaser.

          The proceeds from the sale of the SBS shares will reduce the Maximum Subscription Amount (as defined in the U.S. Plan). As a result, if the sale of the SBS shares closes prior to the Effective Date, the Company's creditors will not be able to subscribe for any shares of New UPC's common stock pursuant to the New UPC Equity Purchase Rights (as defined in the U.S. Plan).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                By:    /s/ Anton A. M. Tuijten
                                   ---------------------------------------------
                                Name:  Anton A. M. Tuijten
                                Title: Member of the Board of Management
                                       and General Counsel



Dated:  March 5, 2003

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                                  EXHIBIT INDEX

Exhibit No.         Description

99.1 Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to the Company, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement.

99.2 Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to the Company, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A (Form of Purchase and Sale Agreement).*


----------------
* Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the SEC on February 14, 2003.

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